                          WAIVER AND AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of March 2, 2000 and is entered into by and among the financial institutions listed on the signature pages hereof (such financial institutions being herein referred to collectively as the "Lenders" and individually as a "Lender"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association, successor-in-interest to BankAmerica Business Credit, Inc.), as agent for the Lenders (in its capacity as agent, the "Agent"), and Industrial Systems Associates, Inc. ("ISA") and INTERMAT, Inc. ("INTERMAT"; ISA and INTERMAT being herein referred to collectively as the "Borrowers" and individually as a "Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of May 8, 1998, as heretofore amended or otherwise modified (the "Agreement");

         WHEREAS, a certain Event of Default has occurred under the Agreement;
and

         WHEREAS, the Borrowers desire to have such Event of Default waived and also to amend the Agreement, and the Lenders and the Agent are willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         SECTION 1. WAIVER OF DEFAULT. Effective as of September 21, 1999, the Lenders and the Agent hereby waive the Event of Default arising from the following: After the Closing Date, ISA made additional loans to the Mexican Subsidiaries such that, from and after September 21, 1999, the aggregate amount outstanding was in excess of $5,000,000, which amount exceeded the Permitted Mexican Loan Amount (less the amount of Restricted Investments by SDI under
Section 5.6(ii)(a) of the SDI Security Agreement), in violation of the provisions of Section 9.10(E) of the Agreement.

         The foregoing waiver is only applicable and shall only be effective for the specific instance and for the specific purpose for which given. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not otherwise operate (a) as a waiver of or consent to non-compliance with any other section of the Agreement or any other Loan Document, (b) as a waiver of, or a restriction on or prejudice with respect to, any right, power or remedy of the Agent or any Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any other Event of Default or Default under the Agreement or any other Loan Document.

         SECTION 2. AMENDMENT TO THE AGREEMENT. The Lenders, the Agent and the Borrowers agree that the Agreement shall be amended as follows:

                 (a) DEFINITION OF "EBITDA". The definition of "EBITDA" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`EBITDA' means, with respect to any fiscal period of SDI, Adjusted Net Earnings from Operations for such period; PLUS the sum of the following to the extent deducted in computing such Adjusted Net Earnings from Operations: (i) income tax expense, (ii) interest expense (whether paid or accrued), (iii) amortization, depreciation and other non-cash charges (including, without limitation, amortization of goodwill, deferred financing fees and other intangibles), and (iv) with respect to the Fiscal Quarter ending on September 30, 1999 only, the amount of $941,000, representing the amount written-off by the Borrower on December 31, 1998 with respect to inventory and accounts of McCulloch Corp.; and MINUS non-cash credits to the extent included in computing such Adjusted Net Earnings from Operations."

                 (b) DEFINITION OF "ISA AVAILABILITY". The definition of "ISA Availability" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`ISA AVAILABILITY' means, with respect to ISA, at any time, (a) the lesser of (i) the Individual Revolver Amount of ISA or
         (ii) the result of the following calculation: (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts of ISA and SDI Canada; PLUS (B) fifty-five percent (55%) of the value of Eligible Inventory of ISA and SDI Canada; PROVIDED, that at no time shall the sum of outstanding Revolving Loans based upon the value of Eligible Inventory of ISA and SDI Canada exceed $30,000,000 (`Maximum Inventory Loan'); MINUS (C) a reserve in the amount of $5,000,000 pertaining to the loans made by ISA to the Mexican Subsidiaries; MINUS (b) the sum of (i) the Aggregate Revolver Outstandings for the account of ISA, (ii) reserves for accrued interest on the Obligations of ISA, (iii) the Environmental Compliance Reserve pertaining to ISA and SDI Canada, and (iv) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment exercised in good faith to maintain with respect to ISA's account, including, without limitation, reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of ISA or SDI Canada. The Availability attributable to SDI Canada shall not be more than $5,000,000 and shall be based on the Dollar Equivalent of its Accounts and Inventory."

                 (c) DEFINITION OF "PERMITTED MEXICAN LOAN AMOUNT". The definition of "Permitted Mexican Loan Amount" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`PERMITTED MEXICAN LOAN AMOUNT' means $11,457,000."

                 (d) AMENDMENT OF SECTION 9.24. Section 9.24 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "9.24. FIXED CHARGE COVERAGE RATIO. Borrowers will maintain a Fixed Charge Coverage Ratio, calculated as of the last day of each of the Borrowers' Fiscal Quarters, of not less than (i) as of March 31, 2000, on a trailing three months' basis, 0.10 to 1.0, (ii) as of June 30, 2000, on a trailing six months' basis,
                 0.33 to 1.0, (iii) as of September 30, 2000, on a trailing nine months' basis, 0.71 to 1.0, and (iv) as of the last day of each Fiscal Quarter thereafter, on a trailing twelve months' basis,
                 1.10 to 1.0."

         SECTION 3. AGREEMENT BY THE BORROWERS. In consideration of the execution and delivery of this Amendment by the Agent and the Lenders, the Borrowers hereby agree that, unless the certificate received by the Agent under
Section 7.2(e) of the Agreement with respect to the Fiscal Quarter ending on December 31, 1999, shall demonstrate that the Senior Funded Debt to EBITDA Ratio as of December 31, 1999 was less than 3.75 to 1.0, the Borrowers, jointly and severally, shall, immediately upon demand by the Agent, pay additional interest on the Obligations with respect to the period during which the Applicable Margin had been determined and charged based upon the Senior Funded Debt to EBITDA Ratio as of September 30, 1999. The per annum percentage of such additional interest shall represent the difference between (x) the Applicable Margins that would have been determined without giving effect to the provisions of clause
(iv) of the definition of "EBITDA", LESS (y) the Applicable Margins that were determined after giving effect to the provisions of clause (iv) of the definition of "EBITDA". In addition, if the audited Financial Statements received by the Agent under Section 7.2(a) of the Agreement for the Fiscal Year ending on December 31, 1999 shall indicate that the Senior Funded Debt to EBITDA Ratio set forth in the certificate delivered to the Agent under SECTION 7.2(e) for the Fiscal Quarter ending on December 31, 1999 was inaccurate, and (a) if the Senior Funded Debt to EBITDA Ratio set forth in such audited Financial Statements as of December 31, 1999 was greater than or equal to 3.75 to 1.0, while such earlier certificate had indicated that such ratio was less than 3.75 to 1.0, the Borrowers, jointly and severally, shall, immediately upon demand by the Agent, pay the amount of such additional interest calculated as set forth in the preceding provisions of this Section 3, and (b) if the Senior Funded Debt to EBITDA Ratio set forth in such audited Financial Statements as of December 31, 1999 was less than 3.75 to 1.0, while such earlier certificate had indicated that such ratio was greater than or equal to 3.75 to 1.0, and if the Borrowers had previously paid to the Agent an additional interest amount under the terms of this Section 3, the Lenders, severally and not jointly, shall, immediately upon demand by the Borrowers, return to the Borrowers such Lender's Pro Rata Share of such additional interest amount (but without interest on said amount). Any default by either Borrower in the observance or performance of any of its respective agreements contained in this Section 3 shall constitute an Event of Default under the Agreement.

         SECTION 4. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                (a) AMENDMENT. Fully executed copies of this Amendment signed by the Borrowers, the Lenders and the Agent and ratifications signed by the Guarantors shall be delivered to the Agent.

                (b) RESOLUTIONS. A certificate executed by the Secretary or Assistant Secretary of each Borrower certifying that such Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by such Borrower of this Amendment shall be delivered to the Agent.

                (c) FEE. The Borrowers shall have paid the Agent, for the account of the Lenders, a waiver and amendment fee in the amount of $25,000, which fee shall be earned upon execution of this Amendment and shall be non-refundable upon such payment to the Agent. The Agent, the Lenders and the Borrowers agree that such fee shall be financed by the Lenders as a Revolving Loan.

                (d) OTHER DOCUMENTS. The Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may require.

         SECTION 5. MISCELLANEOUS.

                (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely thereon.

                (b) REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                (c) AGREEMENT REMAINS IN EFFECT. The Agreement and the Loan Documents remain in full force and effect, and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                (d) SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED

         TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                (f) SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrowers and their respective successors and assigns; PROVIDED, HOWEVER, that neither Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

                (g) COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (h) HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                    [signatures continued on following page]

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                         INDUSTRIAL SYSTEMS ASSOCIATES, INC.

                         By:   /s/ John M. Sergey
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         INTERMAT, INC.

                         By:   /s/ John M. Sergey
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                         as Agent

                         By:   /s/ Brian J. Wright
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                         as a Lender

                         By:   /s/ Brian J. Wright
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         MELLON BANK, N.A.,
                         as a Lender

                         By:   /s/ Daniel Clancy
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                           CONSENTS AND REAFFIRMATIONS

         Each of the undersigned (individually, a "Guarantor"), (i) consents to and approves the execution and delivery of this Amendment by the parties hereto,
(ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Guarantor under such Guarantor's Guaranty dated as of May 8, 1998, executed by such Guarantor and delivered to the Agent and the Lenders, or under any of the other documents executed and/or delivered by such Guarantor in connection with such Guarantor's Guaranty, and agrees that such obligations of such Guarantor would not be limited or diminished in any manner even if such Guarantor had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of such Guarantor in any other circumstance, (iv) reaffirms its obligations under such Guarantor's Guaranty and such other related documents, and (v) agrees that such Guarantor's Guaranty and such other related documents remain in full force and effect and are each hereby ratified and confirmed in all respects.

         Date:  March 2, 2000

                             STRATEGIC DISTRIBUTION, INC.

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                             STRATEGIC DISTRIBUTION (CANADA) HOLDINGS, INC.

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                             STRATEGIC DISTRIBUTION (CANADA) COMPANY/
                             STRATEGIC (CANADA) COMPAGNIE DE DISTRIBUTION

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                          WAIVER AND AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of March 2, 2000 and is entered into by and among the financial institutions listed on the signature pages hereof (such financial institutions being herein referred to collectively as the "Lenders" and individually as a "Lender"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association, successor-in-interest to BankAmerica Business Credit, Inc.), as agent for the Lenders (in its capacity as agent, the "Agent"), and Industrial Systems Associates, Inc. ("ISA") and INTERMAT, Inc. ("INTERMAT"; ISA and INTERMAT being herein referred to collectively as the "Borrowers" and individually as a "Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of May 8, 1998, as heretofore amended or otherwise modified (the "Agreement");

         WHEREAS, a certain Event of Default has occurred under the Agreement;
and

         WHEREAS, the Borrowers desire to have such Event of Default waived and also to amend the Agreement, and the Lenders and the Agent are willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         SECTION 1. WAIVER OF DEFAULT. Effective as of September 21, 1999, the Lenders and the Agent hereby waive the Event of Default arising from the following: After the Closing Date, ISA made additional loans to the Mexican Subsidiaries such that, from and after September 21, 1999, the aggregate amount outstanding was in excess of $5,000,000, which amount exceeded the Permitted Mexican Loan Amount (less the amount of Restricted Investments by SDI under
Section 5.6(ii)(a) of the SDI Security Agreement), in violation of the provisions of Section 9.10(E) of the Agreement.

         The foregoing waiver is only applicable and shall only be effective for the specific instance and for the specific purpose for which given. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not otherwise operate (a) as a waiver of or consent to non-compliance with any other section of the Agreement or any other Loan Document, (b) as a waiver of, or a restriction on or prejudice with respect to, any right, power or remedy of the Agent or any Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any other Event of Default or Default under the Agreement or any other Loan Document.

         SECTION 2. AMENDMENT TO THE AGREEMENT. The Lenders, the Agent and the Borrowers agree that the Agreement shall be amended as follows:

                 (a) DEFINITION OF "EBITDA". The definition of "EBITDA" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`EBITDA' means, with respect to any fiscal period of SDI, Adjusted Net Earnings from Operations for such period; PLUS the sum of the following to the extent deducted in computing such Adjusted Net Earnings from Operations: (i) income tax expense, (ii) interest expense (whether paid or accrued), (iii) amortization, depreciation and other non-cash charges (including, without limitation, amortization of goodwill, deferred financing fees and other intangibles), and (iv) with respect to the Fiscal Quarter ending on September 30, 1999 only, the amount of $941,000, representing the amount written-off by the Borrower on December 31, 1998 with respect to inventory and accounts of McCulloch Corp.; and MINUS non-cash credits to the extent included in computing such Adjusted Net Earnings from Operations."

                 (b) DEFINITION OF "ISA AVAILABILITY". The definition of "ISA Availability" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`ISA AVAILABILITY' means, with respect to ISA, at any time, (a) the lesser of (i) the Individual Revolver Amount of ISA or
         (ii) the result of the following calculation: (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts of ISA and SDI Canada; PLUS (B) fifty-five percent (55%) of the value of Eligible Inventory of ISA and SDI Canada; PROVIDED, that at no time shall the sum of outstanding Revolving Loans based upon the value of Eligible Inventory of ISA and SDI Canada exceed $30,000,000 (`Maximum Inventory Loan'); MINUS (C) a reserve in the amount of $5,000,000 pertaining to the loans made by ISA to the Mexican Subsidiaries; MINUS (b) the sum of (i) the Aggregate Revolver Outstandings for the account of ISA, (ii) reserves for accrued interest on the Obligations of ISA, (iii) the Environmental Compliance Reserve pertaining to ISA and SDI Canada, and (iv) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment exercised in good faith to maintain with respect to ISA's account, including, without limitation, reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of ISA or SDI Canada. The Availability attributable to SDI Canada shall not be more than $5,000,000 and shall be based on the Dollar Equivalent of its Accounts and Inventory."

                 (c) DEFINITION OF "PERMITTED MEXICAN LOAN AMOUNT". The definition of "Permitted Mexican Loan Amount" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "`PERMITTED MEXICAN LOAN AMOUNT' means $11,457,000."

                 (d) AMENDMENT OF SECTION 9.24. Section 9.24 of the Agreement is hereby amended and restated to read in its entirety as follows:

                     "9.24. FIXED CHARGE COVERAGE RATIO. Borrowers will maintain a Fixed Charge Coverage Ratio, calculated as of the last day of each of the Borrowers' Fiscal Quarters, of not less than (i) as of March 31, 2000, on a trailing three months' basis, 0.10 to 1.0, (ii) as of June 30, 2000, on a trailing six months' basis,
                 0.33 to 1.0, (iii) as of September 30, 2000, on a trailing nine months' basis, 0.71 to 1.0, and (iv) as of the last day of each Fiscal Quarter thereafter, on a trailing twelve months' basis,
                 1.10 to 1.0."

         SECTION 3. AGREEMENT BY THE BORROWERS. In consideration of the execution and delivery of this Amendment by the Agent and the Lenders, the Borrowers hereby agree that, unless the certificate received by the Agent under
Section 7.2(e) of the Agreement with respect to the Fiscal Quarter ending on December 31, 1999, shall demonstrate that the Senior Funded Debt to EBITDA Ratio as of December 31, 1999 was less than 3.75 to 1.0, the Borrowers, jointly and severally, shall, immediately upon demand by the Agent, pay additional interest on the Obligations with respect to the period during which the Applicable Margin had been determined and charged based upon the Senior Funded Debt to EBITDA Ratio as of September 30, 1999. The per annum percentage of such additional interest shall represent the difference between (x) the Applicable Margins that would have been determined without giving effect to the provisions of clause
(iv) of the definition of "EBITDA", LESS (y) the Applicable Margins that were determined after giving effect to the provisions of clause (iv) of the definition of "EBITDA". In addition, if the audited Financial Statements received by the Agent under Section 7.2(a) of the Agreement for the Fiscal Year ending on December 31, 1999 shall indicate that the Senior Funded Debt to EBITDA Ratio set forth in the certificate delivered to the Agent under SECTION 7.2(e) for the Fiscal Quarter ending on December 31, 1999 was inaccurate, and (a) if the Senior Funded Debt to EBITDA Ratio set forth in such audited Financial Statements as of December 31, 1999 was greater than or equal to 3.75 to 1.0, while such earlier certificate had indicated that such ratio was less than 3.75 to 1.0, the Borrowers, jointly and severally, shall, immediately upon demand by the Agent, pay the amount of such additional interest calculated as set forth in the preceding provisions of this Section 3, and (b) if the Senior Funded Debt to EBITDA Ratio set forth in such audited Financial Statements as of December 31, 1999 was less than 3.75 to 1.0, while such earlier certificate had indicated that such ratio was greater than or equal to 3.75 to 1.0, and if the Borrowers had previously paid to the Agent an additional interest amount under the terms of this Section 3, the Lenders, severally and not jointly, shall, immediately upon demand by the Borrowers, return to the Borrowers such Lender's Pro Rata Share of such additional interest amount (but without interest on said amount). Any default by either Borrower in the observance or performance of any of its respective agreements contained in this Section 3 shall constitute an Event of Default under the Agreement.

         SECTION 4. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                (a) AMENDMENT. Fully executed copies of this Amendment signed by the Borrowers, the Lenders and the Agent and ratifications signed by the Guarantors shall be delivered to the Agent.

                (b) RESOLUTIONS. A certificate executed by the Secretary or Assistant Secretary of each Borrower certifying that such Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by such Borrower of this Amendment shall be delivered to the Agent.

                (c) FEE. The Borrowers shall have paid the Agent, for the account of the Lenders, a waiver and amendment fee in the amount of $25,000, which fee shall be earned upon execution of this Amendment and shall be non-refundable upon such payment to the Agent. The Agent, the Lenders and the Borrowers agree that such fee shall be financed by the Lenders as a Revolving Loan.

                (d) OTHER DOCUMENTS. The Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may require.

         SECTION 5. MISCELLANEOUS.

                (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely thereon.

                (b) REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                (c) AGREEMENT REMAINS IN EFFECT. The Agreement and the Loan Documents remain in full force and effect, and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                (d) SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED

         TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                (f) SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrowers and their respective successors and assigns; PROVIDED, HOWEVER, that neither Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

                (g) COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (h) HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                    [signatures continued on following page]

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                         INDUSTRIAL SYSTEMS ASSOCIATES, INC.

                         By:   /s/ John M. Sergey
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         INTERMAT, INC.

                         By:   /s/ John M. Sergey
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                         as Agent

                         By:   /s/ John M. Sergey
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                         as a Lender

                         By:   /s/ Brian J. Wright
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         MELLON BANK, N.A.,
                         as a Lender

                         By:   /s/ Daniel Clancy
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                           CONSENTS AND REAFFIRMATIONS

         Each of the undersigned (individually, a "Guarantor"), (i) consents to and approves the execution and delivery of this Amendment by the parties hereto,
(ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Guarantor under such Guarantor's Guaranty dated as of May 8, 1998, executed by such Guarantor and delivered to the Agent and the Lenders, or under any of the other documents executed and/or delivered by such Guarantor in connection with such Guarantor's Guaranty, and agrees that such obligations of such Guarantor would not be limited or diminished in any manner even if such Guarantor had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of such Guarantor in any other circumstance, (iv) reaffirms its obligations under such Guarantor's Guaranty and such other related documents, and (v) agrees that such Guarantor's Guaranty and such other related documents remain in full force and effect and are each hereby ratified and confirmed in all respects.

         Date:  March 2, 2000

                             STRATEGIC DISTRIBUTION, INC.

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                             STRATEGIC DISTRIBUTION (CANADA) HOLDINGS, INC.

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                             STRATEGIC DISTRIBUTION (CANADA) COMPANY/
                             STRATEGIC (CANADA) COMPAGNIE DE DISTRIBUTION

                             By:   /s/ John M. Sergey
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------